     As filed with the Securities and Exchange Commission on April 1, 1999
                                                     Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                ---------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                       FUSION MEDICAL TECHNOLOGIES, INC.
            (Exact name of Registrant as specified in its charter)

           Delaware                         3842                        94-3177221
          (State of             (Primary Standard Industrial         (I.R.S. Employer
        incorporation)          Classification Code Number)       Identification Number)

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                               PHILIP M. SAWYER
                     President and Chief Executive Officer
                       Fusion Medical Technologies, Inc.
                             1615 Plymouth Street
                        Mountain View, California 94043
                                (650) 903-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

                                  Copies to:

           J. CASEY MCGLYNN, ESQ.                         FREDERICK T. MUTO, ESQ.
           JOHN T. SHERIDAN, ESQ.                          NANCY E. DENYES, ESQ.
             DAVID J. SAUL, ESQ.                             Cooley Godward LLP
      Wilson Sonsini Goodrich & Rosati                4365 Executive Drive, Suite 1100
          Professional Corporation                      San Diego, California 92121
             650 Page Mill Road                                (619) 550-6000
         Palo Alto, California 94304
               (650) 493-9300

                                ---------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

   If only the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-72001

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                        Proposed
                                            Proposed     Maximum
                                Amount      Maximum     Aggregate  Amount of
   Title of each Class of       to be    Offering Price Offering  Registration
 Securities to be Registered  Registered  Per Share(1)  Price(1)      Fee
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
Common Stock, $.001 par val-
 ue.........................   100,000       $5.125     $512,500    $142.48

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(1) Estimated solely for the purpose of computing the amount of the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") by Fusion Medical Technologies, Inc. (the "Company") pursuant to Rule 462(b) under the Act. This Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-72001) of the Company, which was declared effective on March 31, 1999, including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                 CERTIFICATION

   The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on April 1, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in this relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on April 1, 1999.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 1st day of April, 1999.

                                          FUSION MEDICAL TECHNOLOGIES, INC.

                                                  /s/ Philip M. Sawyer
                                          By: _________________________________
                                                      Philip M. Sawyer
                                               President and Chief Executive
                                                          Officer


   Pursuant to the requirements of the Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                              Title                      Date
             ---------                              -----                      ----

      /s/ Philip M. Sawyer           President, Chief Executive Officer    April 1, 1999
____________________________________  and Director (Principal Executive
          Philip M. Sawyer            Officer)

        /s/ Keith Thomas             Controller                            April 1, 1999
____________________________________
            Keith Thomas

          Gordon Russell*            Chairman of the Board of Directors    April 1, 1999
____________________________________
           Gordon Russell

                                     Director
____________________________________
          Olav B. Bergheim

          Vaughn Bryson*             Director                              April 1, 1999
____________________________________
           Vaughn Bryson

       Douglas Kelly, M.D.*          Director                              April 1, 1999
____________________________________
        Douglas Kelly, M.D.

         Lawrence G. Mohr*           Director                              April 1, 1999
____________________________________
          Lawrence G. Mohr

*By: /s/ Philip M. Sawyer
   __________________________
     Philip M. Sawyer
     Attorney-in-Fact

                               INDEX TO EXHIBITS

 Exhibit
  Index  Description of Document
 ------- -----------------------
 5.1     Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
 23.1    Consent of PricewaterhouseCoopers LLP, independent accountants.
 23.2    Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation
         (include in Exhibit 5.1).
 24.1*   Power of Attorney.

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 * Previously filed as part of the Registration Statement on Form S-1 (file no.
   333-72001) at page II-4, filed with the Commission on February 9, 1999.